UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2008
SEANERGY MARITIME CORP.
(Exact Name of Registrant as Specified in Charter)

Republic of Marshall
Islands	001-33690	98-0529217

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

10, Amfitheas Avenue
Athens, Greece, 17564 P. Faliro	n/a

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 30 210 9406900
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On May 16, 2008, the Company instructed Continental Stock Transfer & Trust Company, the trustee of the Company’s trust account, to establish a new trust account at HSBC Bank Plc., the London affiliate of HSBC Bank, and to transfer the funds in the Company’s trust account from Deutsche Bank Trust Company Americas to the new HSBC trust account in London.
     On May 19, 2008, the Company determined that it now falls within the definition of a “Foreign Private Issuer” as defined under the Securities Exchange Act of 1934, as amended because (i) the majority of its executive officers and directors are not United States citizens or residents, (ii) all of its assets are located outside of the United States and (iii) the Company’s business is not administered principally in the United States.

Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2008	SEANERGY MARITIME CORP.
	By:	/s/ Panagiotis Zafet
		Name:	Panagiotis Zafet
		Title:	Chief Executive Officer

	By:	/s/ Alexios Komninos
		Name:	Alexios Komninos
		Title:	Chief Financial Officer